Annuities Service Center P.O. Box 7960 Philadelphia, PA 19176 Tel 800.513.0805 Fax 800.207.7806 Pruco Life Insurance Company Of New Jersey www.prudential.com Overnight, Certified, Registered Delivery: SM Annuities Service Center MyRock Advisor Variable Annuity-New York 2101 Welsh Road Dresher, PA 19025 1. OWNERSHIP INFORMATION A. TYPE OF OWNERSHIP - Select One Natural Person(s) UGMA/UTMA Custodian Trust - (If selecting a Trust, submit the Certificate of Entity Ownership for Trusts form with this application.) B. OWNER U.S. Citizen Resident Alien/Citizen of: Male Female Social Security Number (all 9 digits required) or Tax ID Date of birth (mm/dd/yyyy) Name (First, Middle, Last, Suffix, Trust or Custodian) Street address City State Zip Home phone Mobile phone Email address C. JOINT OWNER - Not available if Owner is a Custodian, Trust or for Qualified Annuities. Joint Owner must be a natural person. Check here to designate the Joint Owners as each other’s Primary Beneficiary. U.S. Citizen Resident Alien/Citizen of: Male Female Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) Address Same as Owner Name (First, Middle, Last, Suffix) Street address City State Zip Home phone Relationship to Owner D. ANNUITANT - Complete this Section if the Annuitant is different from the Owner or if the Owner is a Custodian or Trust. U.S. Citizen Resident Alien/Citizen of: Male Female Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) Address Same as Owner Name (First, Middle, Last, Suffix) Street address City State Zip Home phone Mobile phone Email address P-VA-APP(11/20)-NY Page 1 of 8 ORD 310098 NY (All pages must be returned)

1. OWNERSHIP INFORMATION (continued) E. OPTIONAL OTHER ANNUITANT For Custodial IRA contracts your Optional Other Annuitant will be set up as a Contingent Annuitant. For Non-Qualified contracts your Optional Other Annuitant will be set up as a Joint Annuitant. U.S. Citizen Resident Alien/Citizen of: Male Female Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) Address Same as Owner Name (First, Middle, Last, Suffix) Street address City State Zip Home phone Relationship to Owner 2. BENEFICIARY INFORMATION • Select Primary or Contingent Beneficiary type for each beneficiary. The beneficiary type will be Primary if not selected. • Percentage for all Primary Beneficiaries must total 100%. Percentage for all Contingent Beneficiaries must total 100%. • For more than 3 beneficiaries, use section 5 to provide all information requested below for each beneficiary. • For Custodial IRA contracts, the Custodian must be listed as the sole Primary Beneficiary. Primary Contingent Social Security Number (all 9 digits required) or Tax ID Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip TRUSTEE NAME AND DATE OF TRUST REQUIRED ONLY IF A TRUST IS LISTED AS BENEFICIARY Trustee Name Date of Trust (mm/dd/yyyy) Primary Contingent Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip Primary Contingent Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip P-VA-APP(11/20)-NY Page 2 of 8 ORD 310098 NY (All pages must be returned)

3. ANNUITY INFORMATION

A. TYPE OF CONTRACT TO BE ISSUED

☐ Non-Qualified ☐ IRA ☐ Roth IRA

B. PREMIUM(S) - Must total at least $10,000

Source of Funds	Payment Type: Qualified	Payment Type: Non-Qualified	Expected Amount	Company Name *(if applicable)*	Account Number *(if applicable)*
☐ Funds Enclosed w/ App ☐ Transfer/Exchange Form Provided ☐ Owner Requesting Funds	☐ Transfer ☐ Direct Rollover ☐ Rollover ☐ Contribution Tax Year[1] ________	☐ 1035 Exchange ☐ Contribution	$		
☐ Funds Enclosed w/ App ☐ Transfer/Exchange Form Provided ☐ Owner Requesting Funds	☐ Transfer ☐ Direct Rollover ☐ Rollover ☐ Contribution Tax Year[1] ________	☐ 1035 Exchange ☐ Contribution	$		
☐ Funds Enclosed w/ App ☐ Transfer/Exchange Form Provided ☐ Owner Requesting Funds	☐ Transfer ☐ Direct Rollover ☐ Rollover ☐ Contribution Tax Year[1] ________	☐ 1035 Exchange ☐ Contribution	$		

Total Expected Amount $ ________

[1]If no year is indicated, contribution defaults to current tax year. Contributions cannot be attributed to the previous tax year after the annual Internal Revenue Service (IRS) tax deadline.

C. EXISTING COVERAGE AND REPLACEMENT QUESTIONS

Required: *Both the Owner Response and the Financial Professional Response columns must be completed.*	Owner Response	Financial Professional Response
Does the Owner have any existing individual life insurance policies or annuity contracts? *(If yes, complete and submit the required Regulation 60 paperwork)*	☐ YES ☐ NO	☐ YES ☐ NO
Will this annuity replace or change any existing individual life insurance policies or annuity contracts?	☐ YES ☐ NO	☐ YES ☐ NO

OPTIONAL BENEFITS
Optional Death Benefit:
☐ Return of Premium Death Benefit

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4. INVESTMENT SELECTION - *NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS*

A. AUTOMATIC REBALANCING

☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

Day of the Month (1st - 28th) ______ Rebalancing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually

We will not automatically rebalance your variable Account Value to stay consistent with the original allocation unless you specifically direct us to do so in the Automatic Rebalancing section above. You and your Financial Professional are responsible for determining which Sub-account(s) are best for you.

B. INVESTMENT OPTIONS

Prudential assesses a Fund Access Charge on Account Value invested in certain Investment Options. Please see the product prospectus for the list of Investment Options to which the Fund Access Charge applies.

EQUITY

Large-Cap Growth

______ American Funds Insurance Series® Growth Fund - Class 1

______ BlackRock Capital Appreciation V.I. Fund - Class I

______ BlackRock Large Cap Focus Growth V.I. Fund - Class I

______ ClearBridge Variable Aggressive Growth Portfolio - Class I

______ ClearBridge Variable Large Cap Growth Portfolio - Class I

______ Fidelity® Variable Insurance Products Contrafund℠ Portfolio - Initial Class

______ Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class

______ Fidelity® Variable Insurance Products Growth Portfolio - Initial Class

______ MFS® Growth Series - Initial Class

______ MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class

______ PSF Jennison Portfolio - Class I

______ Vanguard Variable Insurance Fund Capital Growth Portfolio

______ Vanguard Variable Insurance Fund Growth Portfolio

Large-Cap Blend

______ American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1

______ American Funds Insurance Series® Growth-Income Fund - Class 1

______ BlackRock Advantage Large Cap Core V.I. Fund - Class I

______ ClearBridge Variable Appreciation Portfolio - Class I

______ MFS® Investors Trust Series - Initial Class

______ MFS® Research Series - Initial Class

______ PSF Equity Portfolio - Class I

______ PSF Jennison 20/20 Focus Portfolio - Class I

______ PSF Stock Index Portfolio - Class I

______ Vanguard Variable Insurance Fund Equity Index Portfolio

______ Vanguard Variable Insurance Fund Total Stock Market Index Portfolio

Large-Cap Value

______ BlackRock Basic Value V.I. Fund - Class I

______ BlackRock Equity Dividend V.I. Fund - Class I

______ ClearBridge Variable Dividend Strategy Portfolio - Class I

______ MFS® Value Series - Initial Class

______ PSF Value Portfolio - Class I

______ Vanguard Variable Insurance Fund Equity Income Portfolio

______ Vanguard Variable Insurance Fund Diversified Value Portfolio

______ VA U.S. Large Value Portfolio

Mid-Cap Growth

______ MFS® Mid Cap Growth Series Initial Class

______ PSF SP Prudential U.S. Emerging Growth Portfolio - Class I

Mid-Cap Blend

______ ClearBridge Variable Mid Cap Portfolio - Class I

______ Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class

______ Vanguard Variable Insurance Fund Mid-Cap Index Portfolio

Small-Cap Growth

______ ClearBridge Variable Small Cap Growth Portfolio - Class I

______ MFS® New Discovery Series - Initial Class

Small-Cap Blend

______ Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class

______ PSF Small Capitalization Stock Portfolio - Class I

Small-Cap Value

______ PSF SP Small-Cap Value Portfolio - Class I

______ VA U.S. Targeted Value Portfolio

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4. INVESTMENT SELECTION - *NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS* (continued)

International Developed Markets

- ______ Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class
- ______ MFS® International Intrinsic Value Portfolio - Initial Class
- ______ PSF Global Portfolio - Class I
- ______ VA International Small Portfolio
- ______ VA International Value Portfolio
- ______ Vanguard Variable Insurance Fund International Portfolio
- ______ Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio

International Emerging Markets

- ______ Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class

Sector Exposure

- ______ Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class
- ______ Fidelity® Variable Insurance Products Financial Services Portfolio - Initial Class
- ______ Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class
- ______ Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class
- ______ Fidelity® Variable Insurance Products Technology Portfolio - Initial Class
- ______ Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class
- ______ MFS® Technology Portfolio - Initial Class
- ______ MFS® Utilities Series - Initial Class
- ______ PSF Natural Resources Portfolio - Class I
- ______ Vanguard Variable Insurance Fund Real Estate Index Portfolio

FIXED INCOME

Domestic

- ______ AST BlackRock Corporate Bond Portfolio
- ______ AST PIMCO Corporate Bond Portfolio
- ______ AST Prudential Corporate Bond Portfolio
- ______ AST T. Rowe Price Corporate Bond Portfolio
- ______ AST Western Asset Corporate Bond Portfolio
- ______ American Funds Insurance Series® Bond Fund - Class 1
- ______ American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund - Class 1
- ______ Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class
- ______ MFS® Total Return Bond Series - Initial Class
- ______ PSF Diversified Bond Portfolio - Class I
- ______ PSF Government Income Portfolio - Class I
- ______ Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
- ______ Western Asset Core Plus VIT Portfolio - Class I

High Yield

- ______ Fidelity® Variable Insurance Products High Income Portfolio - Initial Class
- ______ PSF High Yield Bond Portfolio - Class I
- ______ Vanguard Variable Insurance Fund High Yield Bond Portfolio
- ______ Western Asset Variable Global High Yield Bond Portfolio - Class I

Global Fixed Income

- ______ VA Global Bond Portfolio
- ______ Vanguard Variable Insurance Fund Global Bond Index Portfolio

Money Market

- ______ PSF Government Money Market Portfolio - Class I

Short Term

- ______ American Funds Insurance Series® Ultra-Short Bond Fund - Class 1
- ______ Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio
- ______ VA Short-Term Fixed Portfolio

Floating Rate

- ______ Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class

Unconstrained

- ______ Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class

ASSET ALLOCATION

- ______ American Funds Insurance Series® Asset Allocation Fund - Class 1
- ______ BlackRock Global Allocation V.I. Fund - Class I
- ______ Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class
- ______ MFS® Total Return Series - Initial Class
- ______ PSF Conservative Balanced Portfolio - Class I
- ______ PSF Flexible Managed Portfolio - Class I
- ______ QS Variable Conservative Growth - Class I
- ______ QS Variable Growth Portfolio - Class I
- ______ QS Variable Moderate Growth - Class I
- ______ VA Global Moderate Allocation Portfolio
- ______ Vanguard Variable Insurance Fund Balanced Portfolio
- ______ Vanguard Variable Insurance Fund Conservative Allocation Portfolio
- ______ Vanguard Variable Insurance Fund Moderate Allocation Portfolio

Total ______ %

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5. ADDITIONAL INFORMATION If needed for: • Beneficiaries (include Beneficiary’s full social security number, name, date of birth, relationship to the owner, the Beneficiary type (Primary or Contingent) and the applicable percentage.) • Interested Parties (include name, social security number, date of birth and address.) • Special Instructions 6. IMPORTANT NOTICES, OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S) To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an annuity contract. When you apply for an annuity contract, we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see identifying documents. By signing below, I acknowledge that I have read, understand, and agree to the following statements: • I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and • I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and • I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and • I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and • This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and • I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and • Pruco Life Insurance Company of New Jersey may limit, restrict, suspend or reject additional Purchase Payments in the future in order to manage financial risk based on market and/or economic conditions; and • I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and • I acknowledge that I have received a current prospectus for this annuity; and • I understand and acknowledge that the investment advisory services provided to me in connection with this Annuity are not provided by Pruco Life Insurance Company of New Jersey or Prudential Annuity Distributors, Inc. (“PAD”) and neither Pruco Life Insurance Company nor PAD are responsible for, and will not be liable to me for, such investment advisory services; and • I understand that any investment advisory fee I will pay for advisory services is in addition to and separate from the fees and expenses of this Annuity. P-VA-APP(11/20)-NY Page 6 of 8 ORD 310098 NY (All pages must be returned)

6. IMPORTANT NOTICES, OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S) (continued) REQUIRED: State where this application was signed (If application is signed in a State other than the Owner’s State of Residence, a Contract Situs Form is required.) OWNER’S TAX CERTIFICATION (Substitute Form W-9) - To be completed only by U.S. persons (including U.S. citizens and resident aliens). If not a U.S. person, you are required to submit the applicable IRS Form W-8 series. Under penalties of perjury, I certify that the taxpayer identification number listed on this form is my correct SSN/EIN and I am a U.S. citizen or other U.S. person (including resident aliens). I further certify that I am exempt from backup withhold- ing and/or FATCA reporting unless I check the applicable box(es) below: I have been notified by the Internal Revenue Service that I am subject to backup withholding due to the failure to report all interest or dividends. Prudential is required to withhold income tax on any payments which include interest and dividends when the owner is subject to backup withholding. I am subject to the reporting requirements of the Foreign Account Tax Compliance Act (FATCA). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGN HERE Owner Signature (or trustee or custodian, if applicable) Date of Signature (mm/dd/yyyy) TITLE (if any) If signing on behalf of a custodian, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation. SIGN HERE Joint Owner Signature Date of Signature (mm/dd/yyyy) SIGN HERE Annuitant Signature (if different from Owner) Date of Signature (mm/dd/yyyy) SIGN HERE Joint / Contingent Annuitant Signature Date of Signature (mm/dd/yyyy) P-VA-APP(11/20)-NY Page 7 of 8 ORD 310098 NY (All pages must be returned)

7. FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S) FINANCIAL PROFESSIONAL STATEMENT I am authorized and/or appointed to sell this variable annuity. I have reviewed the training materials provided by Prudential. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material. I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life and its affiliates will rely on this statement. SIGN HERE Financial Professional Signature Date of Signature (mm/dd/yyyy) SIGN HERE Financial Professional Signature Date of Signature (mm/dd/yyyy) A. FINANCIAL PROFESSIONAL(S) USE ONLY Name (First, Middle, Last ) Percentage % ID Number Telephone Number Email address Name (First, Middle, Last ) Percentage % ID Number Telephone Number Email address B. BROKER/DEALER USE ONLY Name: FOR BROKER/DEALER USE ONLY Networking No. Annuity No. (If established) P-VA-APP(11/20)-NY Page 8 of 8 ORD 310098 NY (All pages must be returned)